Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FIRST QUARTER 2021 Exhibit 99.2 Atlanta, GA

Supplemental Q1 2021 2 Table of Contents CORPORATE INFORMATION Company Profile......................................................................................................................................................................................... 3 Investor Information................................................................................................................................................................................... 4 Research Coverage.................................................................................................................................................................................... 5 FINANCIALS Key Financial Data...................................................................................................................................................................................... 6 Condensed Consolidated Balance Sheets.............................................................................................................................................. 7 Condensed Consolidated Statements of Income.................................................................................................................................. 8 Debt Summary............................................................................................................................................................................................ 9 Debt Maturity Schedule............................................................................................................................................................................. 10 Leverage Ratios, Coverage Ratios and Public Debt Covenants........................................................................................................... 11 Capital Expenditures Summary................................................................................................................................................................ 12 Property Acquisitions and Dispositions Information Since January 1, 2021...................................................................................... 13 Investments in Unconsolidated Joint Ventures...................................................................................................................................... 14 Calculation and Reconciliation of NOI and Cash Basis NOI................................................................................................................. 15 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI............................................................ 16 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre.................................................................................................................. 17 Calculation of FFO, Normalized FFO and CAD...................................................................................................................................... 18 PORTFOLIO INFORMATION Summary Same Property Results.............................................................................................................................................................. 19 Occupancy and Leasing Summary........................................................................................................................................................... 20 Tenant Diversity and Credit Characteristics............................................................................................................................................ 21 Tenants Representing 1% or More of Total Annualized Rental Income.............................................................................................. 22 Lease Expiration Schedule........................................................................................................................................................................ 23 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS.................................................................................................................... 24 WARNING CONCERNING FORWARD-LOOKING STATEMENTS........................................................................................................................ 26 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Unless otherwise noted, all data presented in this supplemental operating and financial data report excludes three properties, which are encumbered by $82.0 million of mortgage notes, owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 14 for information regarding these joint ventures and related mortgage notes.

Supplemental Q1 2021 3 The Company: Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing properties primarily leased to single tenants and those with high credit quality characteristics such as government entities. The majority of our properties are office buildings. OPI is a component of 135 market indices and it comprises more than 1% of the following indices as of March 31, 2021: Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), BI North America Office REIT Valuation Peers (BROFFRTV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Bloomberg Reit Office Property Index (BBREOFPY), Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV), TFMS HIPS Index (TFMSHIPP) and the Bloomberg WBZ Massachusetts Index (BCMAX). Management: OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2021, RMR had $31.8 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 43,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. RETURN TO TABLE OF CONTENTS Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (617) 219-1440 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2046: OPINI Senior Unsecured Notes due 2050: OPINL Snapshot (as of March 31, 2021): Total properties: 180 Rentable sq. ft.: 24.6 million Percent leased: 90.8% Company Profile

Supplemental Q1 2021 4 Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Christopher J. Bilotto Matthew C. Brown President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Office Properties Income Trust Financial, investor and media inquiries should be directed to: Two Newton Place Olivia Snyder, Manager, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1410 or osnyder@opireit.com Newton, MA 02458-1634 (617) 219-1410 ir@opireit.com www.opireit.com Investor Information RETURN TO TABLE OF CONTENTS Washington, DC

Supplemental Q1 2021 5 Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher James Feldman bmaher@brileyfin.com james.feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Mizuho Securities Aaron Hecht Omotayo Okusanya ahecht@jmpsecurities.com omotayo.okusanya@mizuhogroup.com (415) 835-3963 (646) 949-9672 Morgan Stanley RBC Capital Markets Vikram Malhotra Michael Carroll vikram.malhotra@morganstanley.com michael.carroll@rbccm.com (212) 761-7064 (440) 715-2649 Rating Agencies Moody's Investors Service S&P Global Lori Marks Michael Souers lori.marks@moodys.com michael.souers@spglobal.com (212) 553-0376 (212) 438-2508 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Research Coverage Issuer Ratings: Moody's: Baa3 S&P Global: BBB- RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 6 As of and for the Three Months Ended As of 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 3/31/2021 Selected Balance Sheet Data: Capitalization: Total gross assets $ 4,419,664 $ 4,398,350 $ 4,409,391 $ 4,400,379 $ 4,431,934 Total common shares (at end of period) 48,318,366 Total assets $ 3,952,579 $ 3,946,436 $ 3,973,045 $ 3,977,663 $ 4,028,705 Closing price (at end of period) $ 27.52 Total liabilities $ 2,331,581 $ 2,337,044 $ 2,336,373 $ 2,311,233 $ 2,338,331 Equity market capitalization (at end of period) $ 1,329,721 Total shareholders' equity $ 1,620,998 $ 1,609,392 $ 1,636,672 $ 1,666,430 $ 1,690,374 Debt (principal balance) 2,242,198 Total market capitalization $ 3,571,919 Selected Income Statement Data: Rental income $ 144,524 $ 146,625 $ 145,806 $ 145,603 $ 149,885 Liquidity: Net income (loss) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ 10,840 Cash and cash equivalents $ 184,462 NOI $ 96,499 $ 97,168 $ 95,763 $ 98,834 $ 100,186 Availability under $750,000 unsecured revolving credit facility 750,000 Adjusted EBITDAre $ 90,906 $ 91,301 $ 89,817 $ 92,883 $ 94,213 FFO $ 56,609 $ 61,610 $ 62,628 $ 66,640 $ 64,268 Total liquidity $ 934,462 Normalized FFO $ 61,809 $ 61,842 $ 62,628 $ 67,197 $ 67,550 CAD $ 47,652 $ 42,344 $ 44,557 $ 45,543 $ 47,366 Rolling four quarter CAD $ 180,096 $ 179,810 $ 177,210 $ 171,277 $ 182,453 Per Common Share Data (basic and diluted): Net income (loss) $ 0.78 $ (0.03) $ (0.08) $ 0.03 $ 0.23 FFO (basic) $ 1.18 $ 1.28 $ 1.30 $ 1.39 $ 1.34 FFO (diluted) $ 1.17 $ 1.28 $ 1.30 $ 1.39 $ 1.34 Normalized FFO $ 1.28 $ 1.28 $ 1.30 $ 1.40 $ 1.40 CAD $ 0.99 $ 0.88 $ 0.93 $ 0.95 $ 0.98 Rolling four quarter CAD $ 3.75 $ 3.74 $ 3.68 $ 3.56 $ 3.79 Dividends: Annualized dividends paid per share during the period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 2.20 Annualized dividend yield (at end of period) 8.0% 9.7% 10.6% 8.5% 8.1% Normalized FFO payout ratio 43.0% 43.0% 42.3% 39.3% 39.3% Rolling four quarter CAD payout ratio 58.7% 58.8% 59.6% 61.8% 58.0% (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Key Financial Data

Supplemental Q1 2021 7 March 31, December 31, 2021 2020 ASSETS Real estate properties: Land $ 824,622 $ 830,884 Buildings and improvements 2,650,159 2,691,259 Total real estate properties, gross 3,474,781 3,522,143 Accumulated depreciation (467,085) (451,914) Total real estate properties, net 3,007,696 3,070,229 Assets of properties held for sale 47,918 75,177 Investments in unconsolidated joint ventures 37,402 37,951 Acquired real estate leases, net 505,582 548,943 Cash and cash equivalents 184,462 42,045 Restricted cash 17,013 14,810 Rents receivable 94,879 101,766 Deferred leasing costs, net 44,680 42,626 Other assets, net 12,947 12,889 Total assets $ 3,952,579 $ 3,946,436 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ — $ — Senior unsecured notes, net 2,035,304 2,033,242 Mortgage notes payable, net 169,204 169,729 Liabilities of properties held for sale 84 891 Accounts payable and other liabilities 103,617 116,480 Due to related persons 13,370 6,114 Assumed real estate lease obligations, net 10,002 10,588 Total liabilities 2,331,581 2,337,044 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,318,366 shares issued and outstanding 483 483 Additional paid in capital 2,615,626 2,615,305 Cumulative net income 221,755 183,895 Cumulative common distributions (1,216,866) (1,190,291) Total shareholders’ equity 1,620,998 1,609,392 Total liabilities and shareholders’ equity $ 3,952,579 $ 3,946,436 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS Columbia, MD

Supplemental Q1 2021 8 Three Months Ended March 31, 2021 2020 Rental income $ 144,524 $ 149,885 Expenses: Real estate taxes 16,154 16,807 Utility expenses 6,432 7,012 Other operating expenses 25,439 25,880 Depreciation and amortization 64,087 62,943 Loss on impairment of real estate 7,660 — General and administrative (1) 11,272 7,109 Total expenses 131,044 119,751 Gain on sale of real estate 54,004 10,756 Interest and other income 5 706 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,432 and $2,283, respectively) (28,798) (27,159) Loss on early extinguishment of debt — (3,282) Income before income tax expense and equity in net losses of investees 38,691 11,155 Income tax expense (435) (39) Equity in net losses of investees (396) (276) Net income $ 37,860 $ 10,840 Weighted average common shares outstanding (basic) 48,161 48,095 Weighted average common shares outstanding (diluted) 48,196 48,095 Per common share amounts (basic and diluted): Net income $ 0.78 $ 0.23 Additional Data: General and administrative expenses / total assets (at end of period) 0.29% 0.18% Non-cash straight line rent adjustments included in rental income $ 5,357 $ 5,583 Lease value amortization included in rental income $ (722) $ (1,432) Lease termination fees included in rental income $ — $ 3 Non-cash amortization included in other operating expenses (2) $ 121 $ 121 Non-cash amortization included in general and administrative expenses (2) $ 151 $ 151 Condensed Consolidated Statements of Income (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS (1) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculations of Adjusted EBITDAre or Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Net income includes estimated business management incentive fee expense of $5,200 for the three months ended March 31, 2021. No estimated business management incentive fee expense was included in net income for the three months ended March 31, 2020. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

Supplemental Q1 2021 9 Fixed vs. Variable Rate Debt Fixed 100% Coupon Rate (1) Interest Rate (2) Principal Balance Maturity Date Due at Maturity Years to Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (3) (4) 1.188% 1.188% $ — 1/31/2023 $ — 1.8 Unsecured Fixed Rate Debt: Senior unsecured notes due 2022 4.150% 4.196% 300,000 2/1/2022 300,000 0.8 Senior unsecured notes due 2022 4.000% 4.000% 300,000 7/15/2022 300,000 1.3 Senior unsecured notes due 2024 4.250% 4.404% 350,000 5/15/2024 350,000 3.1 Senior unsecured notes due 2025 4.500% 4.521% 650,000 2/1/2025 650,000 3.8 Senior unsecured notes due 2046 5.875% 5.875% 310,000 5/1/2046 310,000 25.1 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 29.2 Subtotal / weighted average 4.687% 4.726% 2,072,000 2,072,000 8.1 Secured Fixed Rate Debt: Mortgage debt - One property in Washington, DC 4.220% 4.190% 25,619 7/1/2022 24,668 1.3 Mortgage debt - Three properties in Seattle, WA 3.550% 4.210% 71,000 5/1/2023 71,000 2.1 Mortgage debt - One property in Chicago, IL 3.700% 4.210% 50,000 6/1/2023 50,000 2.2 Mortgage debt - One property in Washington, DC 4.800% 4.190% 23,579 6/1/2023 22,584 2.2 Subtotal / weighted average 3.868% 4.204% 170,198 168,252 2.0 Total / weighted average 4.625% 4.687% $ 2,242,198 $ 2,240,252 7.6 See accompanying notes on the following page. Secured vs. Unsecured Debt Unsecured 92.4% Secured 7.6% Debt Summary As of March 31, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 10 $600,000 $350,000 $650,000 $472,000 $143,784 Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2021 2022 2023 2024 2025 2026 and thereafter $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 Year Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt Total Debt % of Total Debt 2021 $ — $ — $ 896 $ 896 —% 2022 — 600,000 25,518 625,518 27.9% 2023 — — 143,784 143,784 6.4% 2024 — 350,000 — 350,000 15.6% 2025 — 650,000 — 650,000 29.0% 2026 and thereafter — 472,000 — 472,000 21.1% Total principal balance $ — $ 2,072,000 $ 170,198 $ 2,242,198 100.0% Percent of total principal balance 0.0% 92.4% 7.6% 100.0% $25,518 RETURN TO TABLE OF CONTENTS Debt Maturity Schedule As of March 31, 2021 (dollars in thousands) (5) (5) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for certain mortgages and discounts and premiums on senior unsecured notes. Excludes the effect of debt issuance costs amortization. (3) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of March 31, 2021 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility by two additional six month periods. (4) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances. (5) Represents the amount, if any, outstanding under our revolving credit facility at March 31, 2021. (6) Represents Secured Fixed Rate Debt payments in 2021. $896 (6)

Supplemental Q1 2021 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Leverage Ratios: Net debt / total gross assets 46.6% 50.0% 49.9% 49.9% 50.2% Net debt / gross book value of real estate assets 44.4% 46.9% 46.6% 46.4% 47.1% Secured debt / total assets 4.3% 4.3% 4.3% 5.3% 6.1% Variable rate debt / net debt 0.0% 0.0% 0.0% 9.1% 15.7% Coverage Ratios: Adjusted EBITDAre / interest expense 3.2x 3.2x 3.3x 3.7x 3.5x Net debt / annualized Adjusted EBITDAre 5.7x 6.0x 6.1x 5.9x 5.9x Public Debt Covenants: Total debt / adjusted total assets (maximum 60.0%) 45.7% 46.3% 46.4% 46.3% 47.1% Secured debt / adjusted total assets (maximum 40.0%) 3.5% 3.5% 3.5% 4.4% 5.1% Consolidated income available for debt service / debt service (minimum 1.50x) 3.2x 3.4x 3.3x 3.7x 3.8x Total unencumbered assets / unsecured debt (minimum 150.0%) 218.4% 214.0% 213.3% 215.8% 208.1% Indianapolis, IN

Supplemental Q1 2021 12 For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Lease related costs $ 6,970 $ 8,746 $ 7,192 $ 11,921 $ 7,113 Building improvements 4,526 11,466 10,579 10,005 9,230 Recurring capital expenditures 11,496 20,212 17,771 21,926 16,343 Development, redevelopment and other activities 4,906 5,598 5,521 2,578 3,161 Total capital expenditures $ 16,402 $ 25,810 $ 23,292 $ 24,504 $ 19,504 Average rentable sq. ft. during period 24,729 24,899 24,909 24,908 25,316 Building improvements per average sq. ft. during period $ 0.18 $ 0.46 $ 0.42 $ 0.40 $ 0.36 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Fairfax, VA

Supplemental Q1 2021 13 Acquisitions: We have not acquired any properties since January 1, 2021. Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price 1/13/2021 Kansas City, MO (1) — 10 $ 845 1/22/2021 Richmond, VA 1 311 130,000 4/22/2021 Huntsville, AL 1 1,371 39,000 Total 2 1,692 $ 169,845 (1) Consists of a warehouse facility adjacent to a property we own in Kansas City, MO. Property Acquisitions and Dispositions Information Since January 1, 2021 (dollars and sq. ft. in thousands, except per sq. ft. data) RETURN TO TABLE OF CONTENTS Fort Mill, SC

Supplemental Q1 2021 14 Unconsolidated Joint Ventures: Joint Venture OPI Ownership OPI Investment Number of Properties Location Square Feet Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 21,715 2 Fairfax, VA 329 75.1% 3.4 years 1750 H Street, NW 50% 15,687 1 Washington, D.C. 115 57.5% 0.4 years Total / Weighted Average $ 37,402 3 444 70.5% 2.5 years (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of interest rate protection and mark to market accounting. (3) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us. (4) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (5) Reflects our proportionate share of operating results based on our ownership percentage of the respective joint ventures. (6) Includes interest expense, net of other income. (7) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. Investments in Unconsolidated Joint Ventures As of March 31, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Results of Operations - Unconsolidated Joint Ventures: (5) For the Three Months Ended March 31, 2021 Prosperity Metro Plaza 1750 H Street, NW Total Equity in losses $ (20) $ (376) $ (396) Depreciation and amortization 600 406 1,006 Other expenses, net (6) 258 156 414 NOI 838 186 1,024 Lease value amortization included in rental income (7) (1) — (1) Non-cash straight line rent adjustments included in rental income (7) (58) 15 (43) Cash Basis NOI $ 779 $ 201 $ 980 Distributions received by OPI $ 153 $ — $ 153 Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza (4) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500 1750 H Street, NW 50% 3.690% 8/1/2024 32,000 1,181 32,000 16,000 Total / Weighted Average 3.934% $ 82,000 $ 3,226 $ 77,246 $ 41,500

Supplemental Q1 2021 15 For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Calculation of NOI and Cash Basis NOI: Rental income $ 144,524 $ 146,625 $ 145,806 $ 145,603 $ 149,885 Property operating expenses (48,025) (49,457) (50,043) (46,769) (49,699) NOI 96,499 97,168 95,763 98,834 100,186 Non-cash straight line rent adjustments included in rental income (5,357) (3,116) (3,912) (3,468) (5,583) Lease value amortization included in rental income 722 1,291 1,312 1,405 1,432 Lease termination fees included in rental income — (90) (2) (3) (3) Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Cash Basis NOI $ 91,743 $ 95,132 $ 93,040 $ 96,647 $ 95,911 Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI: Net income (loss) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ 10,840 Equity in net losses of investees 396 378 279 260 276 Income tax expense (benefit) 435 157 (54) 235 39 Income (loss) before income tax expense (benefit) and equity in net losses of investees 38,691 (1,129) (3,572) 1,794 11,155 Loss on early extinguishment of debt — — — 557 3,282 Interest expense 28,798 28,842 27,097 25,205 27,159 Interest and other income (5) (41) (2) (30) (706) Gain on sale of real estate (54,004) (33) — (66) (10,756) General and administrative 11,272 7,071 7,059 7,204 7,109 Acquisition and transaction related costs — 232 — — — Loss on impairment of real estate 7,660 — 2,954 — — Depreciation and amortization 64,087 62,226 62,227 64,170 62,943 NOI 96,499 97,168 95,763 98,834 100,186 Non-cash amortization included in property operating expenses (1) (121) (121) (121) (121) (121) Lease termination fees included in rental income — (90) (2) (3) (3) Lease value amortization included in rental income 722 1,291 1,312 1,405 1,432 Non-cash straight line rent adjustments included in rental income (5,357) (3,116) (3,912) (3,468) (5,583) Cash Basis NOI $ 91,743 $ 95,132 $ 93,040 $ 96,647 $ 95,911 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 16 For the Three Months Ended 3/31/2021 3/31/2020 Reconciliation of NOI to Same Property NOI: Rental income $ 144,524 $ 149,885 Property operating expenses (48,025) (49,699) NOI 96,499 100,186 Less: NOI of properties not included in same property results (2,640) (6,086) Same Property NOI $ 93,859 $ 94,100 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 93,859 $ 94,100 Add: Lease value amortization included in rental income 722 839 Less: Non-cash straight line rent adjustments included in rental income (5,782) (4,528) Lease termination fees included in rental income — (3) Non-cash amortization included in property operating expenses (1) (115) (113) Same Property Cash Basis NOI $ 88,684 $ 90,295 (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in other operating expenses. Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS Provo, UT

Supplemental Q1 2021 17 For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net income (loss) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ 10,840 Add (less): Interest expense 28,798 28,842 27,097 25,205 27,159 Income tax expense (benefit) 435 157 (54) 235 39 Depreciation and amortization 64,087 62,226 62,227 64,170 62,943 EBITDA 131,180 89,561 85,473 90,909 100,981 Add (less): Loss on impairment of real estate 7,660 — 2,954 — — Gain on sale of real estate (54,004) (33) — (66) (10,756) Distributions received from unconsolidated joint ventures 153 204 255 102 51 Equity in losses of unconsolidated joint ventures 396 378 279 260 276 EBITDAre 85,385 90,110 88,961 91,205 90,552 Add (less): Acquisition and transaction related costs — 232 — — — General and administrative expense paid in common shares (1) 321 959 856 1,121 379 Estimated business management incentive fees (2) 5,200 — — — — Loss on early extinguishment of debt — — — 557 3,282 Adjusted EBITDAre $ 90,906 $ 91,301 $ 89,817 $ 92,883 $ 94,213 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 18 For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net income (loss) $ 37,860 $ (1,664) $ (3,797) $ 1,299 $ 10,840 Add (less): Depreciation and amortization: Consolidated properties 64,087 62,226 62,227 64,170 62,943 Unconsolidated joint venture properties 1,006 1,081 1,244 1,237 1,241 Loss on impairment of real estate 7,660 — 2,954 — — Gain on sale of real estate (54,004) (33) — (66) (10,756) FFO 56,609 61,610 62,628 66,640 64,268 Add (less): Acquisition and transaction related costs — 232 — — — Loss on early extinguishment of debt — — — 557 3,282 Estimated business management incentive fees (1) 5,200 — — — — Normalized FFO 61,809 61,842 62,628 67,197 67,550 Add (less): Non-cash expenses (2) (1) 607 533 808 79 Distributions from unconsolidated joint ventures 153 204 255 102 51 Depreciation and amortization - unconsolidated joint ventures (1,006) (1,081) (1,244) (1,237) (1,241) Equity in net losses of investees 396 378 279 260 276 Loss on early extinguishment of debt settled in cash — — — — (1,138) Non-cash straight line rent adjustments included in rental income (5,357) (3,116) (3,912) (3,468) (5,583) Lease value amortization included in rental income 722 1,291 1,312 1,405 1,432 Net amortization of debt premiums, discounts and issuance costs 2,432 2,431 2,477 2,402 2,283 Recurring capital expenditures (11,496) (20,212) (17,771) (21,926) (16,343) CAD $ 47,652 $ 42,344 $ 44,557 $ 45,543 $ 47,366 Weighted average common shares outstanding (basic) 48,161 48,161 48,132 48,106 48,095 Weighted average common shares outstanding (diluted) 48,196 48,161 48,132 48,106 48,095 Per common share amounts (basic and diluted): Net income (loss) $ 0.78 $ (0.03) $ (0.08) $ 0.03 $ 0.23 FFO (basic) $ 1.18 $ 1.28 $ 1.30 $ 1.39 $ 1.34 FFO (diluted) $ 1.17 $ 1.28 $ 1.30 $ 1.39 $ 1.34 Normalized FFO $ 1.28 $ 1.28 $ 1.30 $ 1.40 $ 1.40 CAD $ 0.99 $ 0.88 $ 0.93 $ 0.95 $ 0.98 (1) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. (2) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 19 For the Three Months Ended 3/31/2021 3/31/2020 Properties (end of period) (1) 175 175 Rentable sq. ft. 22,662 22,658 Percent leased 91.3% 92.1% Rental income $ 140,975 $ 140,931 Same Property NOI $ 93,859 $ 94,100 Same Property Cash Basis NOI $ 88,684 $ 90,295 Same Property NOI % margin 66.6% 66.8% Same Property Cash Basis NOI % margin 65.2% 65.8% Same Property NOI % change (0.3%) Same Property Cash Basis NOI % change (1.8%) (1) Includes one leasable land parcel. Summary Same Property Results (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Seattle, WA

Supplemental Q1 2021 20 As of and for the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Properties (end of period) (1) 180 181 184 184 184 Rentable sq. ft. (1) 24,568 24,889 24,909 24,909 24,906 Percentage leased 90.8% 91.2% 91.2% 91.7% 91.5% Leasing Activity (sq. ft.): New leases 33 97 18 78 81 Renewals 542 42 577 564 508 Total 575 139 595 642 589 % Change in GAAP Rent: (2) New leases 27.0% (11.9%) 0.8% 23.5% 10.0% Renewals 2.3% 8.5% 33.1% 1.0% 3.6% Total 3.2% (7.0%) 31.0% 3.9% 4.1% Weighted Average Lease Term by Sq. Ft. (years): New leases 7.0 11.6 4.0 12.8 10.8 Renewals 5.3 5.1 10.8 5.1 3.8 Total 5.4 9.7 10.6 6.1 4.8 Leasing Cost and Concession Commitments: New leases $ 1,207 $ 6,845 $ 193 $ 8,158 $ 6,160 Renewals 5,938 862 6,045 8,371 6,770 Total $ 7,145 $ 7,707 $ 6,238 $ 16,529 $ 12,930 Leasing Cost and Concession Commitments per Sq. Ft.: New leases $ 35.97 $ 70.08 $ 10.95 $ 104.83 $ 75.98 Renewals $ 10.96 $ 20.62 $ 10.48 $ 14.85 $ 13.32 Total $ 12.42 $ 55.26 $ 10.49 $ 25.76 $ 21.94 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases $ 5.12 $ 6.04 $ 2.77 $ 8.16 $ 7.04 Renewals $ 2.05 $ 4.05 $ 0.97 $ 2.90 $ 3.49 Total $ 2.28 $ 5.73 $ 0.99 $ 4.25 $ 4.60 (1) Includes one leasable land parcel. (2) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated. RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 21 Investment Grade 64.7% Non-Investment Grade 10.1% Not Rated 25.2% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Government: 43.4% Technology & Communications: 16.2% Real Estate & Financial: 16.0% Legal & Other Professional Services: 9.8% Manufacturing & Transportation: 8.5% Food: 2.1% Life Sciences and Medical: 1.6% Energy Services: 1.0% Education and Social Services: 0.7% Other: 0.7% Tenant Industry (1) Includes the U.S. Government, state governments, municipalities and government contractors. Tenant Diversity and Credit Characteristics As of March 31, 2021 RETURN TO TABLE OF CONTENTS (1) Santa Clara, CA

Supplemental Q1 2021 22 (4) (3) Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 5,310 23.8% $ 145,196 25.9% 2 Shook, Hardy & Bacon L.L.P. Not Rated 596 2.7% 19,377 3.5% 3 State of California Investment Grade 648 2.9% 19,243 3.4% 4 Bank of America Corporation Investment Grade 577 2.6% 15,803 2.8% 5 F5 Networks, Inc. Not Rated 299 1.3% 13,027 2.3% 6 Commonwealth of Massachusetts Investment Grade 311 1.4% 12,281 2.2% 7 CareFirst Inc. Not Rated 207 0.9% 11,870 2.1% 8 Northrop Grumman Corporation Investment Grade 337 1.5% 11,447 2.0% 9 Tyson Foods, Inc. Investment Grade 248 1.1% 11,198 2.0% 10 Micro Focus International plc Non Investment Grade 406 1.8% 8,710 1.6% 11 CommScope Holding Company Inc Non Investment Grade 228 1.0% 8,166 1.5% 12 State of Georgia Investment Grade 308 1.4% 7,248 1.3% 13 PNC Bank Investment Grade 441 2.0% 6,915 1.2% 14 Compass Group plc Investment Grade 267 1.2% 6,639 1.2% 15 ServiceNow, Inc. Investment Grade 149 0.7% 6,623 1.2% 16 Allstate Insurance Co. Investment Grade 468 2.1% 6,473 1.2% 17 Automatic Data Processing, Inc. Investment Grade 289 1.3% 6,037 1.1% 18 Church & Dwight Co., Inc. Investment Grade 250 1.1% 6,031 1.1% 11,339 50.8% $ 322,284 57.6% Tenants Representing 1% Or More of Total Annualized Rental Income As of March 31, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Charlotte, NC

Supplemental Q1 2021 23 Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2021 57 3,219 14.4% 14.4% $ 56,305 10.0% 10.0% 2022 82 2,120 9.5% 23.9% 60,395 10.8% 20.8% 2023 63 2,402 10.8% 34.7% 77,080 13.7% 34.5% 2024 56 3,534 15.8% 50.5% 88,579 15.8% 50.3% 2025 55 2,146 9.6% 60.1% 46,562 8.3% 58.6% 2026 32 1,734 7.8% 67.9% 46,244 8.2% 66.8% 2027 32 1,923 8.6% 76.5% 48,638 8.7% 75.5% 2028 15 875 3.9% 80.4% 25,723 4.6% 80.1% 2029 15 934 4.2% 84.6% 24,831 4.4% 84.5% 2030 and thereafter 43 3,415 15.4% 100.0% 86,667 15.5% 100.0% Total 450 22,302 100.0% $ 561,024 100.0% Weighted average remaining lease term (in years) 4.9 4.9 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of March 31, 2021 (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS Columbia, MD

Supplemental Q1 2021 24 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 15 and Same Property NOI and Same Property Cash Basis NOI as shown on page 16. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 17. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 17 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 18. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 18 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution (CAD) We calculate cash available for distribution, or CAD, as shown on page 18. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and other non-cash and non-recurring items. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 25 Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of March 31, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Cap rate represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of the acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding acquisition related costs. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 56.1% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8.6% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Leased square feet is pursuant to leases existing as of March 31, 2021, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Purchase price represents the gross purchase price, including assumed debt, if any, and excludes acquisition related costs and purchase price allocations. Rentable square feet represents total square feet available for lease as of March 31, 2021. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended March 31, 2021 is based on properties we owned continuously since January 1, 2020; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on rental income. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2021 26 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS Addison, TX